                                                                   EXHIBIT 10.19

                            UNCONDITIONAL GUARANTY
                            ----------------------


     WHEREAS, HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC. (hereinafter called the "Borrower"), desire to borrow from GUARANTY
                                    --------
FEDERAL BANK, F.S.B. the "Bank"), the principal sum of THREE MILLION AND NO/100
                          ----
DOLLARS ($3,000,000.00) (collectively, the "Loan"); and
                                            ----

     WHEREAS, said borrowings are to be made by the Borrower pursuant to and under the terms of that Working Capital Line of Credit and Security Agreement [Servicing Secured] dated of even date herewith, between the Borrower and the Bank together with all amendments thereof (hereinafter called the "Loan
                                                                   ----
Agreement") and all promissory notes executed by Borrower in connection
---------
therewith; and

     WHEREAS, the undersigned desires the Bank to enter into the Loan Agreement and to make the aforesaid Loan, and the Bank requires, as a condition thereof, that a guaranty in the form hereof be executed and delivered by the undersigned;

     NOW, THEREFORE, in consideration of the premises and to induce the Bank to enter into the Loan Agreement and to make the Loan contemplated thereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation (hereinafter called the "Guarantor"), hereby unconditionally
                                            ---------
guarantees to the Bank and to every subsequent holder or holders of any promissory note or notes evidencing the Loan (said promissory note or notes together with any note or notes renewing the same or any part thereof being hereinafter collectively called the "Note") that (i) the principal of and
                                     ----
interest on, and attorneys' fees provided in, the Note will be promptly paid when due in accordance with the provisions thereof or, in the case of extension of time of payment in whole or in part of the Note, all sums will be promptly paid when due in accordance with the terms of the extension; (ii) all covenants and agreements of the Borrower contained in the Note, the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, will be duly and promptly observed and performed; and (iii) all additional amounts owing or which hereafter become owing by the Borrower under the terms of the Note, the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, will be promptly paid when due. This Guaranty directly and substantially benefits Guarantor.

     The obligations of the Guarantor shall be performable without demand of the Bank and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Loan Agreement or the Note, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor; and the Guarantor hereby waives diligence, presentment, demand of payment, protest, all notices (whether of nonpayment, acceleration, dishonor, protest or otherwise) with respect to the Note, notice of acceptance of this Guaranty and of the incurring by the Borrower of any of the obligations hereinbefore mentioned, all demands whatsoever, and all rights to require the Bank, to (a) proceed against the Borrower, (b) proceed against or exhaust any collateral held by the Bank to secure the payment of the indebtedness guaranteed hereby, or (c) pursue any other remedy the Bank may now or hereafter have against the Borrower.

     The Guarantor hereby agrees that, at any time or from time to time, without notice to the Guarantor:

          (1) The time for payment of the principal of or interest on the Note evidencing the Loan may be extended or the Note may be renewed in whole or in part;

          (2) The time for the Borrower's performance of or compliance with any covenant or agreement contained in the Loan Agreement, the Note and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived;

          (3) The maturity of the Note may be accelerated as provided therein or in the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into;

          (4) The Loan Agreement, the Note and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, may be modified or amended by the Bank and the Borrower in any respect, including, but not limited to, an increase in the principal amount; and

          (5) Any security for the Loan may be modified, exchanged, surrendered or otherwise dealt with and/or additional security may be pledged or mortgaged for the Loan;

all without affecting the liability of the Guarantor.

     The Guarantor hereby acknowledges that the withdrawal from, or termination of, any ownership interest in Borrower shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

     If this Guaranty shall be placed in the hands of an attorney for collection or should it be collected by legal proceedings or through any probate or bankruptcy court, the Guarantor agrees to pay to the Bank's reasonable attorneys' or collection fees.

     The Bank may assign its rights hereunder in whole or in part; and upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Bank" shall include, in addition to the Bank, any lawful owner, holder or pledgee of any indebtedness guaranteed hereby.

     The Bank is relying and is entitled to rely upon each and all of the provisions of this Guaranty; and accordingly, if any provision or provisions of this instrument should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect.

     The Guarantor acknowledges that the Loan represents money which will be advanced to the Borrower in a series of advances to be made from time to time pursuant to the Loan Agreement. To induce the Bank to make the advances thereunder, the Guarantor hereby agrees that in the event of the termination, liquidation or dissolution of the Borrower, this Guaranty shall continue in full force and effect.

     The Guarantor hereby represents and warrants to the Bank that the financial statements and information regarding the Guarantor heretofore delivered to the Bank are true and correct in all material respects, having been applied on a consistent basis throughout the period covered thereby, and fairly present the financial position of the Guarantor as of the dates thereof, and that no material adverse change has occurred in the financial condition of the Guarantor reflected therein since the date thereof.

     The Guarantor hereby represents and warrants to the Bank that:

     (a) Neither the execution and delivery of this Guaranty, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, will materially contravene or conflict with any provision of law, statute or regulation to which Guarantor is subject or any judgment, license, order or permit applicable to Guarantor, or any indenture, mortgage, deed of trust or other agreement or instrument to which Guarantor is a party or by which Guarantor may be bound, or to which Guarantor may be subject.

     (b) Guarantor is not in default (and no event exists which with notice or the passage of time could become a default) under any loan agreement, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound including but not limited to the Loan Documents.

     (c) There are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of Guarantor, threatened against Guarantor.

     (d) All tax returns required to be filed by the Guarantor in any jurisdiction have been filed or extended and all taxes, assessments, fees and other governmental charges upon Guarantor or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a lien thereon, unless protested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been established on the books of Guarantor. The Guarantor has no knowledge of any proposed tax assessment against Guarantor.

     (e) Guarantor shall permit any authorized officer, employee or agent of the Bank, to visit and inspect any of the business properties of the Guarantor, examine Guarantor's books of record and accounts, take copies and extracts therefrom, and inspect and discuss the procedures, finances and accounts of Guarantor with Guarantor's accountants and auditors, all at such reasonable times and as often as Bank may desire. Guarantor shall furnish such reports as Bank may reasonably request.

     Notwithstanding any provision in this Guaranty to the contrary, Guarantor hereby waives and releases (i) any and all rights of subrogation, reimbursement, indemnification or contribution which it may have, against others liable on all or any part of the Loan, (ii) any and all rights to be subrogated the rights of the Bank in any collateral or security for all or any part of the Loan, and
(iii) any and all other rights and claims of such Guarantor against Borrower or any third party as a result of such Guarantor's payment of all or any part of the Loan.

     Capitalized terms not defined herein are used as defined in the Loan Agreement.

     The obligations of the Guarantor and any other guarantor of the Note evidencing the Loan shall be joint and several. The Guarantor agrees that the Bank, in its sole discretion, may (i) bring suit against the Guarantor and any other guarantor of the Note evidencing the Loan jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of the guarantors of the Note evidencing the Loan for such consideration as the Bank may deem proper, (iii) release one or more of the guarantors of the Note evidencing the Loan from liability thereunder, and (iv) otherwise deal with the Guarantor and any other guarantors of the Note, or any one or more of them, in any manner whatsoever; and that no such action shall impair the rights of the Bank to collect the indebtedness hereby guaranteed from the Guarantor. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of the Guarantor with respect to any other guarantor of the Note evidencing the Loan.

     Any indebtedness of the Borrower to the Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation the Guarantor may have as a result of any payment by the Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is hereby subordinated until payment in full of the indebtedness of the Borrower to the Bank under the Loan Documents and all other obligations hereunder. Until payment in full with interest of the indebtedness of the Borrower to the Bank (and including interest accruing on the Note after any petition under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), which post-petition interest the parties agree shall remain a claim that is prior and superior to any claim of the Guarantor notwithstanding any contrary practice, custom or ruling in proceedings under the Bankruptcy Code generally), the Guarantor agrees not to accept any payment or satisfaction of any kind of any indebtedness of the Borrower to the Guarantor, except with respect to the payment of any dividends declared by the Borrower, the payment of which will not cause the Borrower to breach any covenant under the Loan Agreement, and except with respect to any other payment for which the Bank grants its prior written consent. Further, the Guarantor agrees that until such payment in full: (i) no Guarantor shall accept payment from any other guarantor by way of contribution on account of any payment made hereunder by such party to the Bank; (ii) no one of them will take any action to exercise or enforce any rights to such contribution; and (iii) if any individual or entity comprising the Guarantor should receive any payment, satisfaction or security for any indebtedness of the Borrower to any individual or entity comprising the Guarantor or for any contribution by any other individual or entity comprising the Guarantor for payment made hereunder by the recipient to the Bank at any time the Borrower is in default under the Loan Documents, the same shall be delivered to the Bank in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for the indebtedness of the Borrower to the Bank. This provision shall not restrict or impair Guarantor's right to receive dividends declared by the Borrower, which comply with the covenants under the Loan Agreement. Any lien or charge on the Collateral (as defined in the Loan Agreement), all rights therein and thereto, and on the profits, losses, income and distributions to be realized therefrom, which the Guarantor may have or obtain as security for any loans or advances to Borrower shall be, and such Lien or charge hereby is, waived. Guarantor waives any rights Guarantor has under, or any requirements imposed by Chapter 34 of the Texas Business & Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time. Guarantor waives any rights of subrogation it may have against the Borrower.

     In the event the Borrower is a corporation, joint stock association or partnership, or is hereafter incorporated, if the indebtedness at any time hereafter exceeds the amount permitted by law, or the Borrower is not liable because the act of creating the obligation is ultra vires, or the officers or persons creating same acted in excess of their authority, and for these reasons the indebtedness to the Bank which the Guarantor agrees to pay cannot be enforced against the corporation, joint stock association or partnership, such fact shall in no manner affect the Guarantor's liability hereunder; but the Guarantor shall be liable hereunder, notwithstanding any finding that said corporation, joint stock association or partnership is not liable for such indebtedness, and to same extend as the Guarantor would have been if the indebtedness of the Borrower had been enforceable against the Borrower.

     THIS GUARANTY AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA.

     THIS GUARANTY SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN GUARANTOR AND BANK, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT; AND VENUE IN ANY SUCH DISPUTE WHETHER IN FEDERAL OR STATE COURT SHALL BE LAID IN DALLAS COUNTY, TEXAS. GUARANTOR HEREBY CONSENTS TO PERSONAL JURISDICTION IN DALLAS COUNTY, TEXAS AND WAIVES ANY RIGHTS HE OR SHE MAY HAVE TO BE SUED ELSEWHERE.

     THIS GUARANTY AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned, effective as of, although not necessarily on, the 8th day of November, 1996.

Address of Guarantor:
--------------------

6836 Austin Center Blvd.           HOMECAPITAL INVESTMENT CORPORATION,
Suite 280                          a Nevada corporation
Austin, Texas  78731

                                   By:  /s/ Tommy M. Paker
                                        ----------------------------------------
                                        Name:     Tommy M. Parker
                                             -----------------------------------
                                        Title:    Treasurer
                                              ----------------------------------



STATE OF TEXAS                     (S)
                                   (S)
COUNTY OF TRAVIS                   (S)


     This instrument was ACKNOWLEDGED before me the  8  day of November, 1996,
                                                    ---
by Tommy M. Parker  Treasurer of HOMECAPITAL INVESTMENT CORPORATION, a Nevada
   ---------------, ---------
corporation, on behalf of said corporation.


                                    /s/ Glenda Houchin
                                    -------------------------------------
                                    Notary Public - State of Texas

My Commission expires:                  Glenda Houchin
    1-20-98                         -------------------------------------
----------------------              Printed Name of Notary

                                              (Notary Public Seal Appears Here)

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